(Loss) / earnings per share	6 Months Ended
Jun. 30, 2020
Earnings per share [abstract]
(Loss) / earnings per share	Earnings / (loss) per share
The calculation of both basic and diluted earnings / (loss) per share is based on net income / (loss) attributable to equity holders of the parent and weighted average outstanding shares of:

	For the six months ended June 30,
In thousands of U.S. dollars except for share data	2020	2019
Net income / (loss) attributable to equity holders of the parent - basic	$190,568	$(15,244)
Convertible Senior Notes interest expense	7,617	—
Net income / (loss) attributable to equity holders of the parent - diluted	$198,185	$(15,244)

Basic weighted average number of shares	54,747,345	48,109,924
Effect of dilutive potential basic shares:
Restricted stock	1,778,355	—
Convertible Notes due 2022	5,275,395	—
	7,053,750	—
Diluted weighted average number of shares	61,801,095	48,109,924

Earnings / (Loss) Per Share:
Basic	$3.48	$(0.32)
Diluted	$3.21	$(0.32)

The dilutive effect of 7,053,750 shares for the six months ended June 30, 2020 related to 5,295,075 potentially dilutive shares relating to our Convertible Notes due 2022 and 3,699,210 unvested restricted shares. During the six months ended June 30, 2019, the inclusion of potentially dilutive shares relating to our Convertible Notes due 2019 (which matured and were repaid in July 2019) and Convertible Notes due 2022 (representing an aggregate of 6,653,256 shares of common stock) along with the potentially diluted impact of 3,377,849 unvested shares of restricted stock were excluded from the computation of diluted earnings per share because their effect would have been anti-dilutive.